UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2007

CLAYTON WILLIAMS ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas		79705-5510
(Address of principal executive offices)		(Zip code)

Registrant’s Telephone Number, including area code:   (432) 682-6324

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01 - Regulation FD Disclosure

The Company hereby incorporates by reference into this Item 7.01 of Form 8-K the Financial Guidance Disclosures for 2007 attached as Exhibit 99.1.  This Exhibit 99.1 is being furnished to provide public disclosure of the Company’s estimates to permit preparation of financial models of the Company’s operating results for each quarter during the Company’s fiscal year ending December 31, 2007.  The Company cautions users of this information that the estimates provided in this Exhibit 99.1 are based on information available to the Company as of the date of this filing, and actual results may vary materially from these estimates.  The Company does not undertake any obligation to update these estimates as conditions change or as additional information becomes available.

Item 9.01 - Financial Statements and Exhibits

The following exhibit is provided as part of the information furnished under Item 7.01 of this report.

Exhibit
Number	Description

99.1	Clayton Williams Energy, Inc. Financial Guidance Disclosures for 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date: January 22, 2007	By:	/s/ L. Paul Latham
L. Paul Latham
Executive Vice President and Chief Operating Officer

Date: January 22, 2007	By:	/s/ Mel G. Riggs
Mel G. Riggs
Senior Vice President and Chief Financial Officer